united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

Good Harbor Tactical Core US Fund
Class A Shares: GHUAX	Class C Shares: GHUCX	Class I Shares: GHUIX

Good Harbor Tactical Equity Income Fund
Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Good Harbor Tactical Select Fund
Class A Shares: GHSAX	Class C Shares: GHSCX	Class I Shares: GHSIX

Annual Report

September 30, 2016

Advised by:

www.ghf-funds.com

1-877-270-2848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Letter to Shareholders

October 15, 2016

Dear Shareholders,

We are pleased to provide our third Annual Letter to Shareholders of the Good Harbor Funds, including the Good Harbor Tactical Core U.S.® Fund (“TCUS”), the Good Harbor Tactical Select Fund (“TSF”), and the Good Harbor Tactical Equity Income Fund (“TEI”).

You may be familiar with TCUS and TEI. The Good Harbor Tactical Select Fund expresses the fundamental tenets of our understanding of how tactical allocation strategies can be held within a portfolio. Our research identifies that allocating to tactical strategies within a portfolio is best achieved by blending tactical allocation strategies. This is the first and only multi-tactical fund available to investors who wish to incorporate a multi-strategy approach to their portfolio’s tactical equity allocation.

Performance review

The last 12 months have shown the stamina of the equity markets, especially here in the United States. With the S&P 500 Total Return Index (“S&P 500 TR”) having risen 15.43% over the last year, the US equity market finds itself in the seventh year of a bull market environment. Investors in US equity risk were slightly outpaced by investors in the emerging markets, which rose 16.78% over the fiscal year after posting a decline in 2015. The developed equity markets rose 6.52% over the same period. These cumulative returns did not come evenly as the US equity markets fell into correction territory during both January and February of this year, reminding investors who had become comfortable with the low volatility levels seen throughout 2014 and 2015 that these conditions were below historical norms.

Economic conditions have been reasonable, at least here in the US. The economy continues to expand, albeit at a fairly modest rate. Unemployment rates have continued to decline, and inflation has been fairly benign. Yet global growth expectations have declined throughout the year.

Of course, central banks’ monetary policy continue to have an effect on the markets as the monetary authorities around the world have maintained an accommodative policy and low interest rates (in some cases, even negative interest rates) through policy and quantitative easing measures. Investors have also struggled to anticipate the actions of the US Federal Reserve Bank as the authorities have continued to signal their intent to tighten monetary policy at some point.

Good Harbor Tactical Core® US Fund (GHUAX, GHUCX, GHUIX)

The Good Harbor Tactical Core US Fund rose 5.35% (Class I) in the third quarter of 2016, which is the second consecutive quarter of outperformance by the strategy here in 2016. The benchmark S&P 500 TR rose 3.85% over the same period. For the fiscal year, the Fund rose 4.88%, underperforming the benchmark which rose 15.43% for the past twelve months.

Letter to Shareholders

However, in 2016 the Fund returned 7.26% (Class I), and the benchmark S&P 500 TR Index returned 7.84%.

The strategy carried no equity exposure in October of last year, and then added risk beginning in November before de-risking to a fully defensive allocation in February. Since then, the strategy has been allocated more to equities, specifically to mid caps and small caps. The largest positive contribution to the year-long return resulted from the strategy’s mid cap exposure, followed by positive contributions from small caps, and then treasuries. Large cap exposure contributed negatively to performance over the period.

Good Harbor Tactical Select Fund (GHSAX, GHSCX, GHSIX)

For the majority of the fiscal year, the Fund operated as the Good Harbor Tactical Core US II Fund. The Fund rose 2.52% (Class I) in the third quarter of 2016. The benchmark S&P 500 TR rose 3.85% over the same period. The Fund outperformed the benchmark in the first and second quarters of this year. For the fiscal year, the Fund rose 7.38%, underperforming the benchmark which rose 15.43% for the past twelve months. This was largely a result of the fourth quarter of 2015 when the market rose 7.04%, while the Fund declined by 4.59%. However, in 2016 the Fund has returned 12.54% (Class I), and the benchmark returned 7.84%.

For the Fund’s fiscal year, the Good Harbor Tactical Core US II strategy began in a fully defensive state, before adding risk in November, followed by a move back to an allocation 100% in bonds by late December and which carried over for the subsequent two months. From March until the end of the year the strategy has been more equity oriented. Similar to TCUS, the largest positive contribution resulted from the strategy’s mid cap exposure, followed by positive contributions from small caps, and then treasuries. Large cap exposure contributed negatively to performance over the yearlong period, however not as large as the negative contribution to TCUS.

Effective September 20, 2016 the Fund changed its investment strategy and became a multi-tactical fund. The Fund also changed its name to the Good Harbor Tactical Select Fund.

Good Harbor Tactical Equity Income Fund (GHTAX, GHTCX, GHTIX)

Investors in the Tactical Equity Income Fund experienced positive performance in every quarter of the Fund’s fiscal year. The Fund (Class I) rose 6.46% in the third quarter, outpacing the benchmark S&P 500 TR which rose 3.85% over the same period. For the fiscal year ended September 30, 2016, TEI has appreciated by 21.59%, outperforming the index which rose 15.43%.

Recall that the Fund’s focus is on industry sectors with businesses that have stable cash flows, generally in the REIT, energy infrastructure, energy producers, and basic materials sectors. The strategy began the period with larger concentrations in the REIT sector, totaling 80%. Through mid-2016, real estate was the best performing sector in the US economy, and the strategy benefited from its individual holdings in this space. More recently, the strategy

Letter to Shareholders

has reduced its REIT exposure, and rotated into energy infrastructure, which is currently approximately 25% of the portfolio, along with a small allocation to cash.

Investment outlook

Against this backdrop, however, investor concerns remain elevated. The US equity market is now more than seven years into a bull market cycle, and experience tells us that bull markets do not go on forever. Corporate earnings have weakened as US growth has softened, and the prospects for growth on a global basis have been declining. Investors have also seen volatility spikes back above the historical average – both in October of last year, as well as January and February of this year – reminding investors that volatility can be quiescent for periods of time, but remains a factor to consider in any long term investment.

Add to this a Fed which has signaled its intent to raise interest rates, but has yet to do so in a meaningful way, a presidential election, Middle East uncertainty and Great Britain’s intent to de-couple itself from the European Union (or, “Brexit”), and it’s no wonder that investors may be experiencing heightened uncertainty.

As always, there are many economic and geopolitical factors that can certainly disrupt the equity market. For these reasons, among many others, our Funds allow a flexible mandate to tactically allocate to risk assets according to a disciplined, objective process and to reduce or exit that asset class risk with defensive allocations when our models indicate. This has been our process over the years and it is the consistent application of this process that we believe is most critical to implementing a sound investment strategy over time.

We thank you for your continued support and confidence in our management.

Sincerely,

Paul Ingersoll, Chief Executive Officer

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Letter to Shareholders

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings 14 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from the Ohio State University.

Jeffrey H. Kim serves as Portfolio Manager of Tactical Equity Income and is the architect of the strategy. Prior, he was a Portfolio Manager at Chicago Capital Partners. Mr. Kim has earned his MBA from the University of Chicago Booth School of Business. He also received a SM (MS) from the Massachusetts Institute of Technology and a BS from Northwestern University.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries. Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only, is subject to change, and should not be considered investment advice or an offer to buy or sell any security. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice.

6717-NLD-10/24/2016

GOOD HARBOR TACTICAL CORE US FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmark:

		Inception** -	Inception*** -
	One Year	September 30, 2016	September 30, 2016
Good Harbor Tactical Core US Fund - Class A	4.58%	(1.39)%	N/A
Good Harbor Tactical Core US Fund - Class A with load	(1.47)%	(2.93)%	N/A
Good Harbor Tactical Core US Fund - Class C	3.76%	N/A	(2.21)%
Good Harbor Tactical Core US Fund - Class I	4.88%	(1.14)%	N/A
S&P 500 Total Return Index ****	15.43%	14.21%	13.40%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 1.53% for Class A shares, 2.28% for Class C shares and 1.28% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month end, please call toll-free 1-877-270-2848.

**	Inception date is December 31, 2012.

***	Inception date is January 4, 2013.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2016	% of Net Assets
Equity Funds	52.3%
Debt Fund	20.7%
Short-term Investment	20.2%
Other Assets In Excess of Liabilities - Net	6.8%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL EQUITY INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2016
Good Harbor Tactical Equity Income Fund - Class A	21.40%	(2.34)%
Good Harbor Tactical Equity Income Fund - Class A with load	14.49%	(4.25)%
Good Harbor Tactical Equity Income Fund - Class C	20.42%	(3.05)%
Good Harbor Tactical Equity Income Fund - Class I	21.59%	(2.10)%
S&P 500 Total Return Index ***	15.43%	11.16%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 1.71% for Class A shares, 2.46% for Class C shares and 1.46% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2016	% of Net Assets
Diversified REITs	14.9%
Mortgage REITs	13.4%
Hotel & Resort REITs	11.7%
Transportation	10.9%
Health Care REITs	7.3%
Equity Fund	6.8%
Pipelines	5.2%
Diversified Financial Services	4.7%
Industrial REITs	3.7%
Short-term Investment	18.5%
Other Assets in Excess of Liabilities- Net	2.9%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmark:

		Inception** -	Inception*** -
	One Year	September 30, 2016	September 30, 2016
Good Harbor Tactical Select Fund Class A	7.05%	N/A	7.26%
Good Harbor Tactical Select Fund Class A with load	0.86%	N/A	1.57%
Good Harbor Tactical Select Fund Class C	6.61%	N/A	6.85%
Good Harbor Tactical Select Fund Class I	7.38%	(0.61)%	N/A
S&P 500 Total Return Index ****	15.43%	8.50%	11.57%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 49.27% for Class A shares, 50.02% for Class C shares and 49.02% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 16, 2014.

***	Inception date is August 31, 2015.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2016	% of Net Assets
Equity Funds	77.1%
Debt Funds	19.8%
Short-term Investment	37.6%
Liabilities In Excess of Other Assets - Net	(34.5)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE US FUND

PORTFOLIO OF INVESTMENTS

September 30, 2016

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 73.0%
	DEBT FUND - 20.7%
170,657	iShares 3-7 Year Treasury Bond ETF	$21,594,937

	EQUITY FUNDS - 52.3%
117,420	iShares Core S&P Mid-Cap ETF	18,166,048
293,747	iShares Russell 2000 ETF	36,486,315
		54,652,363

	TOTAL EXCHANGE TRADED FUNDS (Cost - $70,591,238)	76,247,300

	SHORT TERM INVESTMENT - 20.2%
	MONEY MARKET FUND - 20.2%
21,132,298	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.39% ** (Cost $21,132,298)	21,132,298

	TOTAL INVESTMENTS - 93.2% (Cost $91,723,536) (a)	$97,379,598
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.8%	7,140,622
	NET ASSETS - 100.0%	$104,520,220

ETF- Exchange Traded Fund

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $91,723,536 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,656,062
Unrealized depreciation	—
Net unrealized appreciation	$5,656,062

LONG FUTURES CONTRACTS

Long		Underlying Face Amount
Contracts	Description	at Value ^	Unrealized Gain
250	Russell 2000 Mini Future December 2016	$31,207,500	$895,135
101	S&P Midcap 400 E-Mini Future December 2016	15,650,960	255,680
20	US 10 Year Note Future December 2016	2,622,500	14,062
7	US Long Bond Future December 2016	1,177,092	17,500
	Net Unrealized Gain from Open Long Futures Contracts		$1,182,377

^	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The counterparty for these open futures contracts is Societe Generale.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS

September 30, 2016

Shares		Fair Value
	COMMON STOCK - 23.8%
	DIVERSIFIED FINANACIAL SERVICES - 4.7%
201,408	NorthStar Asset Management Group, Inc.	$2,604,206

	OIL & GAS - 3.0%
21,458	Tesoro Corp.	1,707,199

	PIPELINES - 5.2%
56,829	ONEOK, Inc. ^	2,920,442

	TRANSPORTATION - 10.9%
128,296	Euronav SA	978,897
843,107	DHT Holdings, Inc	3,532,618
340,336	Scorpio Tankers, Inc.	1,575,756
		6,087,271
	TOTAL COMMON STOCK (Cost $12,016,145)	13,319,118

	EXCHANGE TRADED FUNDS - 6.8%
	EQUITY FUND - 6.8%
332,281	InfraCap MLP ETF	3,837,846
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,831,655)	3,837,846

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 51.0%
	DIVERSIFIED REITs - 14.9%
152,740	Lexington Realty Trust	1,573,222
381,260	New Residential Investment Corp.	5,265,200
113,241	NorthStar Realty Finance Corp.	1,491,384
		8,329,806
	HEALTH CARE REITs - 7.30%
191,398	New Senior Investment Group	2,208,733
52,991	Omega Healthcare Investors, Inc.	1,878,531
		4,087,264
	HOTEL & RESORT REITs - 11.7%
442,267	FelCor Lodging Trust, Inc.	2,843,777
125,319	Hospitality Properties Trust	3,724,481
		6,568,258
	INDUSTRIAL REITs - 3.7%
84,728	STAG Industrial, Inc. ^	2,076,683

	MORTGAGE REITs - 13.4%
71,492	Blackstone Mortgage Trust, Inc.	2,105,439
84,578	Colony Capital, Inc.	1,541,857
171,717	Starwood Property Trust, Inc.	3,867,067
		7,514,363
	OFFICE REITs - 0.0%
48	Alexandria Real Estate Equities, Inc.	5,221

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,787,680)	28,581,595

	SHORT-TERM INVESTMENTS - 18.5%
	MONEY MARKET FUND - 18.5%
10,382,184	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.39% ** (Cost $10,382,184)	10,382,184

	TOTAL INVESTMENTS - 100.1% (Cost $51,017,664) (a)	$56,120,743
	TOTAL CALL OPTIONS WRITTEN - (0.7) % (Premiums Received - $215,736)	$(418,576)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	324,006
	NET ASSETS - 100.0%	$56,026,173

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

Contracts +		Fair Value
	WRITTEN CALL OPTIONS * - (0.7)%
568	ONEOK, Inc.
	Expiration October 2016, Exercise Price $45.00	$363,521
847	STAG Industrial, Inc.
	Expiration December 2016, Exercise Price $25.00	55,055

	TOTAL WRITTEN CALL OPTIONS (Premiums received - $215,736)	418,576

+	Each contract represents 100 shares of the underlying stock.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

^	Security held as collateral for written call options outstanding.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $52,173,455 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,349,810
Unrealized depreciation	(1,821,098)
Net unrealized appreciation	$3,528,712

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND

PORTFOLIO OF INVESTMENTS

September 30, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 96.9%
	DEBT FUNDS - 19.8%
3,500	iShares 1-3 Year Treasury Bond ETF	$297,640
1,032	iShares 3-7 Year Treasury Bond ETF	130,589
336	iShares 7-10 Year Treasury Bond ETF	37,592
543	ProShares Ultra 7-10 Year Treasury	34,430
		500,251
	EQUITY FUNDS - 77.1%
899	Consumer Discretionary Select Sector SPDR Fund	71,956
1,087	Direxion Daily Developed Markets Bull 3X Shares *	51,959
3,734	Financial Select Sector SPDR Fund	72,066
998	Health Care Select Sector SPDR Fund	71,966
1,233	Industrial Select Sector SPDR Fund	71,982
101	iShares Core S&P 500 ETF	21,974
569	iShares Core S&P Mid-Cap ETF	88,030
416	iShares MSCI Brazil Capped ETF	14,032
5,542	iShares MSCI Eurozone ETF	191,144
3,143	iShares MSCI France ETF	75,935
965	iShares MSCI Germany ETF	25,351
478	iShares MSCI India ETF	14,058
2,007	iShares MSCI Japan ETF	25,168
194	iShares MSCI Mexico Capped ETF	9,405
968	iShares MSCI Russia Capped ETF	14,094
85	iShares MSCI South Africa ETF	4,766
242	iShares MSCI South Korea Capped ETF	14,067
1,654	iShares MSCI Switzerland Capped ETF	50,530
900	iShares MSCI Taiwan ETF	14,130
3,180	iShares MSCI United Kingdom ETF	50,371
1,244	iShares Russell 2000 ETF	154,517
1,505	Materials Select Sector SPDR Fund	71,864
42,200	Power Dividend Index Fund	482,343
459	ProShares Ultra MidCap400	37,909
485	ProShares Ultra MSCI Emerging Markets *	28,605
702	ProShares Ultra Russell 2000	66,578
135	ProShares Ultra S&P 500	9,581
1,505	Technology Select Sector SPDR Fund	71,909
1,462	Utilities Select Sector SPDR Fund	71,623
		1,947,913

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,423,340)	2,448,164

	SHORT-TERM INVESTMENTS - 37.6%
	MONEY MARKET FUND - 37.6%
950,430	Invesco Short Term Investments Trust - Liquid Assets Portfolio Institutional Class, to yield 0.39% ** (Cost $950,430)	950,430

	TOTAL INVESTMENTS - 134.5% (Cost $3,373,770) (a)	$3,398,594
	LIABILITIES IN EXCESS OF OTHER ASSETS - (34.5)%	(872,171)
	NET ASSETS - 100.0%	$2,526,423

ETF- Exchange Traded Fund

*	Non income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,377,047 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$27,268
Unrealized depreciation	(5,721)
Net unrealized appreciation	$21,547

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2016

	TACTICAL	TACTICAL
	CORE US	EQUITY	TACTICAL
	FUND	INCOME FUND	SELECT FUND
ASSETS
Investment securities:
At cost	$91,723,536	$51,017,664	$3,373,770
At value	$97,379,598	$56,120,743	$3,398,594
Deposit at Broker for futures contracts	7,170,621	—	—
Variation margin - Due from Broker	420,131	—	—
Receivable for Fund shares sold	7,953	8,715	14,000
Dividends receivable	—	373,420	1,879
Receivable due from Advisor	—	—	8,254
Prepaid expenses and other assets	18,012	50,266	11,005
TOTAL ASSETS	104,996,315	56,553,144	3,433,732

LIABILITIES
Options written, at value (Premiums received $215,736)	—	418,576	—
Payable for investments purchased	—	—	879,828
Payable for Fund shares redeemed	419,672	51,014	6,465
Investment advisory fees payable	8,915	43,680	—
Distribution (12b-1) fees payable	36,226	—	867
Payable to related parties	11,282	10,311	3,161
Accrued expenses and other liabilities	—	3,390	16,988
TOTAL LIABILITIES	476,095	526,971	907,309
NET ASSETS	$104,520,220	$56,026,173	$2,526,423

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$352,364,531	$104,502,861	$2,463,488
Accumulated net investment income (loss)	(564,371)	287,215	—
Accumulated net realized gain (loss) on security transactions, futures and options contracts	(254,118,380)	(53,664,142)	38,111
Net unrealized appreciation (depreciation) on security transactions and futures	6,838,440	4,900,239	24,824
NET ASSETS	$104,520,220	$56,026,173	$2,526,423

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$26,048,754	$14,250,989	$570,258
Shares of beneficial interest outstanding	2,783,102	1,611,975	58,476
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.36	$8.84	$9.75
Maximum offering price per share (maximum sales charge of 5.75%)	$9.93	$9.38	$10.34

Class C Shares :
Net Assets	$46,773,611	$14,112,892	$656,153
Shares of beneficial interest outstanding	5,138,279	1,609,439	67,583
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$9.10	$8.77	$9.71

Class I Shares:
Net Assets	$31,697,855	$27,662,292	$1,300,012
Shares of beneficial interest outstanding	3,355,562	3,173,615	132,892
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.45	$8.72	$9.78

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	Investments in Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first 12 months after their purchase.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2016

		TACTICAL
	TACTICAL	EQUITY	TACTICAL
	CORE US FUND	INCOME FUND	SELECT FUND
INVESTMENT INCOME
Dividends	$1,866,204	$3,045,047	$9,127
Interest	61,485	16,347	119
Less: Foreign dividend tax witheld	—	(13,922)	—
TOTAL INVESTMENT INCOME	1,927,689	3,047,472	9,246

EXPENSES
Investment advisory fees	1,440,597	558,496	5,988
Distribution (12b-1) fees:
Class A	84,993	38,620	201
Class C	599,971	150,804	2,979
Administrative services fees	477,189	162,052	2,695
Registration fees	—	—	10,308
Legal fee	—	—	19,760
Audit fee	—	—	29,554
Custodian fees	—	—	6,021
Printing and postage expenses	—	—	500
Non 12b-1 shareholder service	112,017	38,740	400
Other expenses	—	—	1,606
TOTAL EXPENSES	2,714,767	948,712	80,012

Less: Fees waived and expenses reimbursed by the Advisor	(379,283)	(116,483)	(69,915)

NET EXPENSES	2,335,484	832,229	10,097

NET INVESTMENT INCOME (LOSS)	(407,795)	2,215,243	(851)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(6,024,415)	(3,237,967)	49,227
Options		(8,256)
Futures contracts	2,395,547	—	—
Net realized gain (loss)	(3,628,868)	(3,246,223)	49,227
Net change in unrealized appreciation on:
Investments	5,199,233	10,895,929	23,698
Futures contracts	992,470	—	—
Options written	—	(202,840)	—
Net change in unrealized appreciation on investments	6,191,703	10,693,089	23,698

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,562,835	7,446,866	72,925

NET INCREASE (DECREASE) IN NET ASSETS	$2,155,040	$9,662,109	$72,074

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	TACTICAL CORE US FUND

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment loss	$(407,795)	$(3,482,349)
Net realized loss on investments and futures contracts	(3,628,868)	(88,450,283)
Net change in unrealized appreciation on investments and futures contracts	6,191,703	47,252,164
Net increase (decrease) in net assets resulting from operations	2,155,040	(44,680,468)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(36,166)
Class C	—	(51,537)
Class I	—	(74,107)
From net investment income:
Class A	—	(1,498)
Class I	—	(2,850)
Class C	—	(2,068)
Net decrease in net assets resulting from distributions to shareholders	—	(168,226)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,724,932	27,890,585
Class C	1,166,630	10,607,725
Class I	6,152,360	75,597,830
Net asset value of shares issued in reinvestment of distributions:
Class A	—	35,195
Class C	—	53,564
Class I	—	73,663
Redemption fee proceeds:
Class A	763	16,763
Class C	1,291	25,544
Class I	1,207	27,563
Payments for shares redeemed:
Class A	(32,231,290)	(182,557,131)
Class C	(41,061,099)	(177,031,314)
Class I	(58,195,920)	(434,705,114)
Net decrease in net assets from shares of beneficial interest	(121,441,126)	(679,965,127)

TOTAL DECREASE IN NET ASSETS	(119,286,086)	(724,813,821)

NET ASSETS
Beginning of Year	223,806,306	948,620,127
End of Year*	$104,520,220	$223,806,306
* Includes accumulated net investment loss of:	$(564,371)	$(2,427,235)

SHARE ACTIVITY
Class A:
Shares Sold	312,681	2,993,723
Shares Reinvested	—	3,805
Shares Redeemed	(3,659,650)	(19,612,708)
Net decrease in shares of beneficial interest outstanding	(3,346,969)	(16,615,180)

Class C:
Shares Sold	136,444	1,150,704
Shares Reinvested	—	5,873
Shares Redeemed	(4,777,935)	(19,302,295)
Net decrease in shares of beneficial interest outstanding	(4,641,491)	(18,145,718)

Class I:
Shares Sold	689,250	8,070,903
Shares Reinvested	—	7,921
Shares Redeemed	(6,574,350)	(46,479,815)
Net decrease in shares of beneficial interest outstanding	(5,885,100)	(38,400,991)

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	TACTICAL EQUITY INCOME FUND

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment income	$2,215,243	$1,998,293
Net realized loss on investments and options contracts	(3,246,223)	(43,676,099)
Net change in unrealized appreciation on investments and options contracts	10,693,089	10,824,935
Net increase (decrease) in net assets resulting from operations	9,662,109	(30,852,871)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(500,503)
Class I	—	(28,166)
Class C	—	(1,706,872)
From net investment income:
Class A	(374,754)	(151,856)
Class C	(309,271)	(275,571)
Class I	(816,816)	(118,733)
Net decrease in net assets resulting from distributions to shareholders	(1,500,841)	(2,781,701)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,954,582	25,603,290
Class C	546,250	9,343,034
Class I	10,037,098	36,746,657
Net asset value of shares issued in reinvestment of distributions:
Class A	356,988	589,508
Class C	290,526	283,103
Class I	773,798	1,749,740
Redemption fee proceeds:
Class A	49	6,686
Class C	48	5,170
Class I	84	11,743
Payments for shares redeemed:
Class A	(11,778,284)	(84,871,874)
Class C	(9,115,153)	(31,961,643)
Class I	(21,507,588)	(139,673,789)
Net decrease in net assets from shares of beneficial interest	(27,441,602)	(182,168,375)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,280,334)	(215,802,947)

NET ASSETS
Beginning of Year	75,306,507	291,109,454
End of Year*	$56,026,173	$75,306,507
* Includes accumulated net investment income of:	$287,215	$54,888

SHARE ACTIVITY
Class A:
Shares Sold	381,301	2,880,917
Shares Reinvested	47,884	67,592
Shares Redeemed	(1,559,626)	(9,617,744)
Net decrease in shares of beneficial interest outstanding	(1,130,441)	(6,669,235)

Class C:
Shares Sold	67,901	1,045,960
Shares Reinvested	39,486	32,302
Shares Redeemed	(1,208,648)	(3,690,183)
Net decrease in shares of beneficial interest outstanding	(1,101,261)	(2,611,921)

Class I:
Shares Sold	1,239,360	4,180,414
Shares Reinvested	101,026	206,711
Shares Redeemed	(2,872,048)	(15,949,839)
Net decrease in shares of beneficial interest outstanding	(1,531,662)	(11,562,714)

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	TACTICAL SELECT FUND

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment income (loss)	$(851)	$84
Net realized gain (loss) on investments	49,227	(5,486)
Net change in unrealized appreciation on investments	23,698	2,039
Net increase (decrease) in net assets resulting from operations	72,074	(3,363)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(247)	(521)
Net decrease in net assets resulting from distributions to shareholders	(247)	(521)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (a)	587,515	9
Class C (a)	617,765	9
Class I	1,252,008	18,296
Net asset value of shares issued in reinvestment of distributions:
Class I	227	521
Payments for shares redeemed:
Class A	(32,137)	—
Class I	(84,395)	(51)
Net increase in net assets from shares of beneficial interest	2,340,983	18,784

TOTAL INCREASE IN NET ASSETS	2,412,810	14,900

NET ASSETS
Beginning of Year	113,613	98,713
End of Year*	$2,526,423	$113,613
* Includes accumulated net investment income (loss) of:	$—	$113

SHARE ACTIVITY
Class A: (a)
Shares Sold	62,020	1
Shares Redeemed	(3,545)	—
Net increase in shares of beneficial interest outstanding	58,475	1

Class C: (a)
Shares Sold	67,582	1
Net increase in shares of beneficial interest outstanding	67,582	1

Class I:
Shares Sold	129,731	2,016
Shares Reinvested	26	56
Shares Redeemed	(9,306)	(6)
Net increase in shares of beneficial interest outstanding	120,451	2,066

(a)	The Good Harbor Tactical Select Fund Class A and Class C commenced operations on August 31, 2015.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class A

	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2016		2015		2014		2013 (1)
Net asset value, beginning of period	$8.95		$9.66		$11.10		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.00	) (3)	(0.06)		(0.00	) (3)	(0.04)
Net realized and unrealized gain (loss) on investments	0.41		(0.65)		(1.28)		1.14
Total from investment operations	0.41		(0.71)		(1.28)		1.10
Paid in capital from redemption fees (3)	0.00		0.00		0.00		0.00
Less distributions from:
Net return of capital	—		(0.00	) (3)	—		—
Net realized gains	—		(0.00	) (3)	(0.16)		—
Total distributions	—		(0.00	) (3)	(0.16)		—
Net asset value, end of period	$9.36		$8.95		$9.66		$11.10
Total return (4)	4.58%		(7.32)%		(11.79)%		11.00	% (5)
Net assets, at end of period (000s)	$26,049		$54,840		$219,801		$168,848
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	1.66%		1.41%		1.35%		1.49	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	1.40%		1.40%		1.36%		1.40	% (7)
Ratio of net investment income (loss) to average net assets (8,9)	(0.05)%		(0.61)%		(0.04)%		(0.47	)% (7)
Portfolio Turnover Rate	412%		784%		773%		375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class A shares commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class C

	Year Ended	Year Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,
	2016	2015		2014	2013 (1)
Net asset value, beginning of period	$8.77	$9.54		$11.04	$10.03
Activity from investment operations:
Net investment loss (2)	(0.07)	(0.12)		(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	0.40	(0.65)		(1.27)	1.10
Total from investment operations	0.33	(0.77)		(1.34)	1.01
Paid in capital from redemption fees (3)	0.00	0.00		0.00	0.00
Less distributions from:
Net return of capital	—	(0.00	) (3)	—	—
Net realized gains	—	(0.00	) (3)	(0.16)	—
Total distributions		(0.00	) (3)	(0.16)	—
Net asset value, end of period	$9.10	$8.77		$9.54	$11.04
Total return (4)	3.76%	(8.05)%		(12.40)%	10.07	% (5)
Net assets, at end of period (000s)	$46,774	$85,736		$266,428	$75,119
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	2.41%	2.16%		2.10%	2.27	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	2.15%	2.15%		2.11%	2.15	% (7)
Ratio of net investment loss to average net assets (8,9)	(0.81)%	(1.35)%		(0.70)%	(1.15	)% (7)
Portfolio Turnover Rate	412%	784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class C shares commenced operations on January 4, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class I

	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
	2016		2015		2014	2013 (1)
Net asset value, beginning of period	$9.01		$9.71		$11.12	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.02		(0.03)		0.02	(0.02)
Net realized and unrealized gain (loss) on investments	0.42	(10)	(0.67)		(1.27)	1.14
Total from investment operations	0.44		(0.70)		(1.25)	1.12
Paid in capital from redemption fees (3)	0.00		0.00		0.00	0.00
Less distributions from:
Net return of capital	—		(0.00	) (3)	—	—
Net realized gains	—		(0.00	) (3)	(0.16)	—
Total distributions	—		(0.00	) (3)	(0.16)	—
Net asset value, end of period	$9.45		$9.01		$9.71	$11.12
Total return (4)	4.88%		(7.09)%		(11.58)%	11.20	% (5)
Net assets, at end of period (000s)	$31,698		$83,230		$462,391	$305,898
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	1.41%		1.16%		1.10%	1.23	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	1.15%		1.15%		1.11%	1.15	% (7)
Ratio of net investment income (loss) to average net assets (8,9)	0.19%		(0.37)%		0.22%	(0.28	)% (7)
Portfolio Turnover Rate	412%		784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class I shares commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL EQUITY INCOME FUND
	Class A

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$7.45	$9.39	$10.00
Activity from investment operations:
Net investment income (2)	0.31	0.10	0.30
Net realized and unrealized gain (loss) on investments	1.24	(1.93)	(0.74)
Total from investment operations	1.55	(1.83)	(0.44)
Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.16)	(0.08)	(0.17)
Net return of capital	—	(0.03)	—
Total distributions	(0.16)	(0.11)	(0.17)
Net asset value, end of period	$8.84	$7.45	$9.39
Total return (4)	21.40%	(19.66)%	(4.52	)% (5)
Net assets, at end of period (000s)	$14,251	$20,429	$88,373
Ratio of gross expenses to average net assets (6,8)	1.61%	1.41%	1.51	% (7)
Ratio of net expenses to average net assets (8)	1.40%	1.40%	1.40	% (7)
Ratio of net investment income to average net assets (8,9)	4.02%	1.17%	2.90	% (7)
Portfolio Turnover Rate	81%	149%	90	% (5)

(1)	The Good Harbor Tactical Equity Income Fund’s Class A shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL EQUITY INCOME FUND
	Class C

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$7.42	$9.37	$10.00
Activity from investment operations:
Net investment income (2)	0.25	0.05	0.22
Net realized and unrealized gain (loss) on investments	1.24	(1.94)	(0.74)
Total from investment operations	1.49	(1.89)	(0.52)
Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.14)	(0.03)	(0.11)
Net return of capital	—	(0.03)	—
Total distributions	(0.14)	(0.06)	(0.11)
Net asset value, end of period	$8.77	$7.42	$9.37
Total return (4)	20.42%	(20.16)%	(5.22	)% (5)
Net assets, at end of period (000s)	$14,113	$20,123	$49,892
Ratio of gross expenses to average net assets (6,8)	2.36%	2.16%	2.26	% (7)
Ratio of net expenses to average net assets (8)	2.15%	2.15%	2.15	% (7)
Ratio of net investment income to average net assets (8,9)	3.27%	0.58%	2.13	% (7)
Portfolio Turnover Rate	81%	149%	90	% (5)

(1)	The Good Harbor Tactical Equity Income Fund’s Class C shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL EQUITY INCOME FUND
	Class I

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$7.39	$9.40	$10.00
Activity from investment operations:
Net investment income (2)	0.34	0.12	0.31
Net realized and unrealized gain (loss) on investments	1.22	(1.93)	(0.72)
Total from investment operations	1.56	(1.81)	(0.41)
Paid in capital from redemption fees (3)	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.23)	(0.17)	(0.19)
Net return of capital	—	(0.03)	—
Total distributions	(0.23)	(0.20)	(0.19)
Net asset value, end of period	$8.72	$7.39	$9.40
Total return (4)	21.59%	(19.44)%	(4.22	)% (5)
Net assets, at end of period (000s)	$27,662	$34,754	$152,845
Ratio of gross expenses to average net assets (6,8)	1.36%	1.16%	1.26	% (7)
Ratio of net expenses to average net assets (8)	1.15%	1.15%	1.15	% (7)
Ratio of net investment income to average net assets (8,9)	4.36%	1.41%	2.99	% (7)
Portfolio Turnover Rate	81%	149%	90	% (5)

(1)	The Good Harbor Tactical Equity Income Fund’s Class I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	Class A			Class C

	Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,
	2016	2015 (1)		2016	2015 (1)
Net asset value, beginning of period	$9.13	$9.06		$9.13	$9.06
Activity from investment operations:
Net investment income (loss) (2)	0.02	—		(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	0.62 (9)	0.07		0.67	0.08
Total from investment operations	0.64	0.07		0.60	0.07
Less distributions from:
Net investment income	(0.02)	—		(0.02)	—
Total distributions	(0.02)	—		(0.02)	—
Net asset value, end of period	$9.75	$9.13		$9.71	$9.13
Total return (3)	7.05%	0.77	% (4)	6.61%	0.77	% (4)
Net assets, at end of period	$570,258	$9		$656,153	$9
Ratio of gross expenses to average net assets (5,7)	16.28%	48.96	% (6)	17.03%	49.71	% (6)
Ratio of net expenses to average net assets (7)	1.40%	1.40	% (6)	2.15%	2.15	% (6)
Ratio of net investment income (loss) to average net assets (7,8)	0.27%	0.00	% (6)	(0.70)%	(1.24	)% (6)
Portfolio Turnover Rate	533%	785	% (4)	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class A and Class C commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS I

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$9.13	$9.51	$10.00
Activity from investment operations:
Net investment income (2)	0.04	0.01	0.05
Net realized and unrealized gain (loss) on investments	0.63 (9)	(0.34)	(0.54)
Total from investment operations	0.67	(0.33)	(0.49)
Less distributions from:
Net investment income	(0.02)	(0.05)	—
Total distributions	(0.02)	(0.05)	—
Net asset value, end of period	$9.78	$9.13	$9.51
Total return (3)	7.38%	(3.48)%	(4.90	)% (4)
Net assets, at end of period	$1,300,012	$113,595	$99
Ratio of gross expenses to average net assets (5,7)	16.03%	48.71%	60.60	% (6)
Ratio of net expenses to average net assets (7)	1.15%	1.15%	1.15	% (6)
Ratio of net investment income to average net assets (7,8)	0.46%	0.08%	1.38	% (6)
Portfolio Turnover Rate	533%	785%	268	% (4)

(1)	The Good Harbor Tactical Select Fund Class I commenced operations on May 16, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1.	ORGANIZATION

The Good Harbor Tactical Core US Fund (“Tactical Core US Fund”), formerly known as Good Harbor U.S. Tactical Core Fund, a diversified series of shares, the Good Harbor Tactical Equity Income Fund (“Tactical Equity Income Fund”), and the Good Harbor Tactical Select Fund (“Tactical Select Fund”), formerly known as Good Harbor Tactical Core US II Fund, both non-diversified series of shares, (each a “Fund,” and together the “Funds”), all of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Tactical Core US Fund and the Tactical Select Fund is total return from capital appreciation and income. The investment objective of the Tactical Equity Income Fund is total return from capital appreciation with an emphasis on income.

Effective September 20, 2016, the Good Harbor Tactical Core US II Fund changed its name to the Good Harbor Tactical Select Fund. Using a combination of tactical asset allocation strategies, the Tactical Select Fund’s investment adviser, Good Harbor Financial, LLC (the “Adviser”), seeks to achieve the Tactical Select Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions.

The Tactical Core US Fund, Tactical Equity Income Fund and Tactical Select Fund currently offer three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at net asset value. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Tactical Core US Fund Class A shares and Class I shares commenced operations on December 31, 2012 and Class C shares commenced operations on January 4, 2013 and the Tactical Equity Income Fund commenced operations on October 1, 2013. The Tactical Select Fund Class I commenced operations on May 16, 2014 and Class A and Class C commenced operations on August 31, 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Futures Contracts – The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statements of assets and liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Funds write a call option, an amount equal to the premium received is included in the statements of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Funds’ investments measured at fair value:

GOOD HARBOR TACTICAL CORE US FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Fund	$21,594,937	$—	$—	$21,594,937
Equity Funds	54,652,363	—	—	$54,652,363
Short - Term Investment	21,132,298	—	—	$21,132,298
Total	$97,379,598	$—	$—	$97,379,598
Derivatives
Long Futures Contracts**	$1,182,377	—	—	$1,182,377

GOOD HARBOR TACTICAL EQUITY INCOME FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$13,319,118	$—	$—	$13,319,118
Equity Fund	3,837,846	—	—	3,837,846
Real Estate Investment Trusts	28,581,595	—	—	28,581,595
Short - Term Investment	10,382,184	—	—	10,382,184
Total	$56,120,743	$—	$—	$56,120,743
Liabilities
Derivatives
Written Call Options	$—	418,576	—	$418,576

GOOD HARBOR TACTICAL SELECT FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Funds	$500,251	$—	$—	$500,251
Equity Funds	1,947,913	—	—	1,947,913
Short - Term Investment	950,430	—	—	950,430
Total	$3,398,594	$—	$—	$3,398,594

The Funds did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day variation margin is reported within the Statements of Assets and Liabilities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

As of September 30, 2016, the Tactical Core US Fund held futures subject to interest rate risk and equity risk in the amount of $1,182,377. This amount represents the unrealized appreciation on futures held as of September 30, 2016.

The derivative instruments outstanding as of September 30, 2016 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Tactical Core US Fund.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. A Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that a Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Tactical Equity Income Fund for the year ended September 30, 2016, were as follows:

	Written Call Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	(3,732)	(647,193)
Options closed	878	175,904
Options exercised	186	100,235
Options expired	1,253	155,318
Options outstanding, end of year	(1,415)	$(215,736)

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Tactical Core US Fund’s and the Tactical Equity Income Fund’s Statements of Assets and Liabilities as of September 30, 2016:

Tactical Core US Fund

	Asset Derivatives

Contract Type/Primary
Risk Exposure	Balance Sheet Location	Fair Value
Equity & Interest Rate Contracts	Variation margin - Due from Broker	$420,131

Tactical Equity Income Fund

	Liabilities Derivatives

Contract Type/Primary
Risk Exposure	Balance Sheet Location	Fair Value
Call Options Written	Options written, at value	$418,576

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

The following is a summary of the location of derivative investments on the Tactical Core US Fund’s and the Tactical Equity Income Fund’s Statements of Operations as of September 30, 2016:

Tactical Core US Fund

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate Futures Contracts	Net realized gain (loss) on futures contracts;
Net change in unrealized appreciation on futures contracts

Tactical Equity Income Fund

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Options written	Net realized gain (loss) on options;
Net change in unrealized appreciation on options

The following is a summary of the Funds’ realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

			Total for the
			year ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	September 30, 2016
Tactical Core US Fund
Futures	$2,003,771	$391,776	$2,395,547
Tactical Equity Income Fund
Options Written	$(8,256)	$—	$(8,256)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

			Total for the
			year ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	September 30, 2016
Tactical Core US Fund
Futures	$1,150,815	$(158,345)	$992,470
Tactical Equity Income Fund
Options Written	$(202,840)	$—	$(202,840)

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Offsetting of Financial Assets and Derivative Assets

The Tactical Core US Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended September 30, 2016, the Tactical Core US Fund was not subject to any master netting arrangements. The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2016 for the Tactical Core US Fund.

Tactical Core US Fund

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$438,850	$(18,719)	$420,131	$—	$—	$420,131
Total	$438,850	$(18,719)	$420,131	$—	$—	$420,131

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities

Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$(18,719)	$18,719	$—	$—	$—	$—
Total	$(18,719)	$18,719	$—	$—	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2016 for the Tactical Equity Income Fund.

Tactical Equity Income Fund

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities (1)	Liabilities	Liabilities	Instruments (2)	Pledged *	Net Amount
Options Written	$(418,576)	$—	$(418,576)	$418,576	$—	$—
Total	$(418,576)	$—	$(418,576)	$418,576	$—	$—

(1)	Written options at value as presented in the Portfolio of Investments

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Tactical Core US Fund	Annually	Annually
Tactical Equity Income Fund	Monthly	Annually
Tactical Select Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2013 to September 30, 2015, or expected to be taken in the Fund’s September 30, 2016 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where each Fund makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Funds’ average daily net assets. During the year ended September 30, 2016, the Advisor earned the following fees:

Fund	Advisory Fee
Tactical Core US Fund	$1,440,597
Tactical Equity Income Fund	558,496
Tactical Select Fund	5,988

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2017 for the Tactical Core US Fund and Tactical Equity Income Fund, and at least until January 31, 2018 for the Tactical Select Fund, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.40%, 2.15% and 1.15% of the daily average net assets attributable to the Funds’ Class A, Class C and Class I shares, respectively. During the year ended September 30, 2016, the Advisor waived fees and reimbursed expenses in the amounts of:

Fees waived/reimbursed by
Fund	the Advisor
Tactical Core US Fund	$379,283
Tactical Equity Income Fund	116,483
Tactical Select Fund	69,915

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ operating expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.40%, 2.15% and 1.15% of average daily net assets, the Advisor shall be entitled to reimbursement by each Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed 1.40%, 2.15% and 1.15% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.40%, 2.15% and 1.15% per annum of the Funds’ average daily net assets, respectively, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through September 30 of the year indicated.

Fund	2017	2018	2019
Tactical Core US Fund	$—	$13,584	$379,283
Tactical Equity Income Fund	160,146	29,827	116,483
Tactical Select Fund	22,404	40,869	69,915

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for each of the Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended September 30, 2016:

Fund	Distribution (12b-1) fee
Tactical Core US Fund
Class A	$84,993
Class C	599,971
Tactical Equity Income Fund
Class A	38,620
Class C	150,804
Tactical Select Fund
Class A	201
Class C	2,979

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2016.

	Underwriting	Amount
Fund	Commissions	Retained
Tactical Core US Fund
Class A	$13,371	$1,815
Class C	9,855	997
Tactical Equity Income Fund
Class A	15,151	2,224
Class C	4,889	1,076
Tactical Select Fund
Class A	1,142	142
Class C	146	—

Class C shares of the Tactical Core US Fund and Tactical Equity Income Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. The table below shows the amount of CDSC paid by shareholders of the Funds during the year ended September 30, 2016.

Fund	CDSC Paid
Tactical Core US Fund	$997
Tactical Equity Income Fund	1,076

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC. (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, except for the Tactical Select Fund, including but not limited to legal fees, audit fees, compliance services and custody fees. As of September 30, 2016, the amounts owed to GFS were $11,282, $10,311, and $3,161 for the Tactical Core US Fund, Tactical Core Equity Income Fund, and Tactical Select Fund, respectively. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2016 were as followed:

Fund	Purchases	Sales
Tactical US Core Fund	$510,789,405	$640,415,493
Tactical Equity Income Fund	41,083,126	70,502,282
Tactical Select Fund	5,816,807	3,532,215

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2016 the redemption fees paid are as follows:

Fund	Redemption Fee
Tactical Core US Fund
Class A	$763
Class C	1,291
Class I	1,207
Tactical Equity Income Fund
Class A	49
Class C	48
Class I	84

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Tactical Core US Fund currently seeks to achieve its investment objective by investing a portion of its assets in iShares Russell 2000 ETF and the Tactical Select Fund currently seeks to achieve its investment objective by investing a portion of its assets in the Invesco Short Term Investments Trust – Liquid Assets Portfolio (each a “Security” and collectively the “Securities”). Each of these Funds may redeem its investments from the Securities at any time if the Advisor determines that it is in the best interest of the Funds and its shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Securities. The annual report of each Security, along with the report of the independent registered public accounting firm is included in the respective Security’s N-CSR’s available at “www.sec.gov”. As of September 30, 2016, the percentage of the Tactical Core US Fund’s net assets invested in the iShares Russell 2000 ETF was 34.91%. The percentage of the Tactical Select’s net assets invested in the Invesco Short Term Investments Trust – Liquid Assets Portfolio was 37.62%.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2016 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund.

Fund	Shareholder	Percentage of Voting Securities as
Tactical Core US Fund	First Clearing, LLC	37.2%
Tactical Equity Income Fund	First Clearing, LLC	31.5%
Tactical Select Fund	LPL Financial	48.7%

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

For the year ended September 30, 2016:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Tactical Core U.S. Fund	$—	$—	$—	$—
Tactical Equity Income Fund	1,500,841	—	—	1,500,841
Tactical Select Fund	247	—	—	247

For the period ended September 30, 2015:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Tactical Core U.S. Fund	$—	$161,810	$6,416	$168,226
Tactical Equity Income Fund	2,235,541	—	546,160	2,781,701
Tactical Select Fund	521	—	—	521

As of September 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Tactical Core U.S. Fund	$—	$—	$(3,382,285)	$(250,118,088)	$—	$5,656,062	$(247,844,311)
Tactical Equity Income Fund	287,215	—	(3,891,550)	(48,401,065)	—	3,528,712	(48,476,688)
Tactical Select Fund	41,388	—	—	—	—	21,547	62,935

The difference between book basis and tax basis unrealized appreciation/depreciation, accumulated net investment income/loss and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market treatment of futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following funds incurred and elected to defer such late year losses as follows.

Late Year
Losses
Tactical Core U.S. Fund	$564,371
Tactical Equity Income Fund	—
Tactical Select Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Tactical Core U.S. Fund	$2,817,914
Tactical Equity Income Fund	3,891,550
Tactical Select Fund	—

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

At September 30, 2016, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Tactical Core U.S. Fund	$187,110,251	$63,007,837	$250,118,088
Tactical Equity Income Fund	38,883,453	9,517,612	48,401,065
Tactical Select Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of C-Corporation return of capital distributions, and the reclass of net operating losses, resulted in reclassifications for the following Funds for the year ended September 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term Capital
	Capital	Income (Loss)	Gains (Loss)
Tactical Core U.S. Fund	$(2,270,659)	$2,270,659	$—
Tactical Equity Income Fund	39,336	(482,075)	442,739
Tactical Select Fund	—	985	(985)

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Good Harbor Tactical Core US Fund, Good Harbor Tactical Equity Income Fund, and Good Harbor Tactical Select Fund and the Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Good Harbor Tactical Core US Fund, Good Harbor Tactical Equity Income Fund and Good Harbor Tactical Select Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Good Harbor Tactical Core US Fund, Good Harbor Tactical Equity Income Fund and Good Harbor Tactical Select Fund as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 23, 2016

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

GOOD HARBOR FUNDS

ADDITIONAL INFORMATION (Unaudited)

September 30, 2016

Renewal of Advisory Agreement – Good Harbor Tactical Equity Income Fund

In connection with a meeting held on August 18th and 19th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Good Harbor Financial, LLC (“GHF” or the “Adviser”) and the Trust, with respect to the Good Harbor Tactical Equity Income Fund (“Good Harbor EI” or the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Good Harbor EI and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that GHF was established in 2003 and is a wholly owned subsidiary of Cedar Capital, LLC. The Board also noted that GHF provides investment management services specializing in alternative investment solutions for institutions, private clients, advisers, and several mutual funds, with total assets under management of approximately $776 million. The Board discussed their familiarity with the firm, as GHF currently manages several separate series of the Trust. The Board reviewed the credentials of the individuals responsible for the management of the Fund, noting that they exhibit very strong financial industry experience and educational backgrounds. The Board observed the fact that the firm had replaced their Chief Compliance Officer over the past year with an individual with significant financial and compliance experience. The Board reviewed GHF’s investment approach, noting that it utilizes a disciplined, model-driven investment strategy that is regularly tested to quantify and validate the models and can be utilized in both up and down markets. The Board acknowledged that the firm’s assets under management had continued to decrease since the previous approval, but that GHF appeared to be adequately funded and has made appropriate changes to reduce expenses without sacrificing the core investment team. The Board noted that GHF had reported no material compliance or litigation issues since the prior approval of the advisory agreements. The Board expressed its satisfaction with the GHF’s disciplined investment approach and agreed that GHF has and should continue to provide high quality service to the Fund for the benefit of their shareholders.

Performance. The Board reviewed the performance of Good Harbor EI and noted that for the one-year period, the Fund had underperformed its benchmark (the S&P 500), but outperformed the average returns of its peer group and the OE World Stock Morningstar category. Since the Fund’s inception, the Board observed that the Fund had underperformed each of its comparables, which the Adviser asserted was primarily driven by losses related to the Fund’s exposure to basic materials, energy and master limited partnerships occurring in late 2014 and early 2015. The Board noted its satisfaction with the Fund’s year-to-date performance, as the Fund’s real estate investment trusts holdings had performed well in 2016 causing the Fund to outperform its benchmark during that period. The Board concluded that, while the Fund’s initial performance was not satisfactory, the Fund’s recent results have indicated that GHF’s strategy for the Fund has the potential to provide strong long-term performance for the Fund and its shareholders.

Fees & Expenses. The Board noted that GHF charged Good Harbor EI a 1.00% advisory fee, which was higher than the average of the adviser-selected peer group of 0.84% and the Fund’s Morningstar category of 0.75%, but within the range of both. The Board observed that the Fund’s annual expense ratio of 1.45% was higher than the peer group and Morningstar category averages. The Board noted that the funds in the peer group were significantly larger than the Fund and had the benefit of economies of scale, which impacted their annual expense ratios. In view of these factors, the Board concluded that the advisory fee was not unreasonable.

GOOD HARBOR FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

September 30, 2016

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth, concluding that the Fund had not yet achieved meaningful economies justifying breakpoints. However, GHF asserted in its materials presented to the Board that, as the Fund grows and GHF achieves economies of scale in regards to their operation, the firm would be willing to discuss the implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with GHF’s advisory relationship with the Fund, noting that GHF is not currently earning a profit from the relationship with Good Harbor EI. Therefore, the Trustees concluded the level of profit realized by GHF in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from GHF as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreements and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structures were reasonable and that renewal of the advisory agreements was in the best interests of the Trust and the shareholders of Good Harbor EI.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GOOD HARBOR FUNDS

EXPENSE EXAMPLES (Unaudited)

September 30, 2016

As a shareholder of a Good Harbor Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Good Harbor Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for a period of time beginning April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	4/1/16	9/30/16	4/1/16 – 9/30/16 *	Expense Ratio
Good Harbor Tactical Core US Fund
Class A	$1,000.00	$1,079.60	$7.28	1.40%
Class C	$1,000.00	$1,075.70	$11.16	2.15%
Class I	$1,000.00	$1,018.20	$5.99	1.15%
Good Harbor Tactical Equity Income Fund
Class A	$1,000.00	$1,155.00	$7.54	1.40%
Class C	$1,000.00	$1,150.70	$11.56	2.15%
Class I	$1,000.00	$1,155.50	$6.20	1.15%
Good Harbor Tactical Select Fund
Class A	$1,000.00	$1,058.60	$7.21	1.40%
Class C	$1,000.00	$1,054.30	$11.04	2.15%
Class I	$1,000.00	$1,059.60	$5.92	1.15%

GOOD HARBOR FUNDS

EXPENSE EXAMPLES (Unaudited) (Continued)

September 30, 2016

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/16	9/30/16	4/1/16 – 9/30/16 *	Expense Ratio
Good Harbor Tactical Core US Fund
Class A	$1,000.00	$1,018.00	$7.07	1.40%
Class C	$1,000.00	$1,014.24	$10.83	2.15%
Class I	$1,000.00	$1,019.24	$5.81	1.15%
Good Harbor Tactical Equity Income Fund
Class A	$1,000.00	$1,018.00	$7.06	1.40%
Class C	$1,000.00	$1,014.25	$10.83	2.15%
Class I	$1,000.00	$1,019.25	$5.81	1.15%
Good Harbor Tactical Select Fund
Class A	$1,000.00	$1,018.00	$7.06	1.40%
Class C	$1,000.00	$1,014.25	$10.83	2.15%
Class I	$1,000.00	$1,019.25	$5.81	1.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

GOOD HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years***
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	37	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	37	Monetta Mutual Funds (since 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	144	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	144	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	37	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

***	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/16-NLFT III-v1

GOOD HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2016

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (2011 - 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

9/30/16-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or will file other complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
155 N. Wacker Drive, Suite 850
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016

Good Harbor Tactical Core U.S. Fund - $13,500

Good Harbor Tactical Equity Income Fund - $13,500

Good Harbor Tactical Select Fund - $13,500

2015

Good Harbor Tactical Core U.S. Fund - $13,000

Good Harbor Tactical Equity Income Fund - $13,000

Good Harbor Tactical Select Fund - $13,000

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016

Good Harbor Tactical Core U.S. Fund - $2,500

Good Harbor Tactical Equity Income Fund - $2,500

Good Harbor Tactical Select Fund - $2,500

2015

Good Harbor Tactical Core U.S. Fund - $2,500

Good Harbor Tactical Equity Income Fund - $2,500

Good Harbor Tactical Select Fund - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $0

2015 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 12/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 12/5/2016

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/5/2016